Exhibit 99.3

January 2013

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Ratios (percent)
Return on assets	1.33	1.23	1.32	1.49	1.08	1.34	1.22	0.97
Return on average common equity	11.5	10.4	11.4	13.1	9.5	11.9	11.0	3.1
Average equity as a percent of average assets	11.65	11.82	11.58	11.49	11.41	11.33	11.12	11.77
Net interest margin (a)	3.49	3.56	3.56	3.61	3.67	3.65	3.62	3.71
Efficiency (a)	65.2	63.7	59.4	58.3	67.5	60.4	59.1	62.5
Net losses charged off as a percent of average loans and leases	0.70	0.75	0.88	1.08	1.19	1.32	1.56	1.92
Allowance for loan and lease losses as a percent of loans and leases	2.16	2.32	2.45	2.59	2.78	3.08	3.35	3.62
Allowance for credit losses as a percent of loans and leases	2.37	2.53	2.66	2.81	3.01	3.32	3.61	3.89
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	1.49	1.73	1.96	2.03	2.23	2.44	2.66	2.73
Allowance for loan and lease losses as a percent of nonperforming assets (b)	144	133	125	127	124	125	125	132
Allowance for credit losses as a percent of nonperforming assets (b)	158	145	136	138	134	135	135	142

Common Share Data
Earnings per share	$0.44	$0.39	$0.41	$0.46	$0.33	$0.41	$0.36	$0.10
Earnings per diluted share	$0.43	$0.38	$0.40	$0.45	$0.33	$0.40	$0.35	$0.10
Cash dividends per common share	0.10	0.10	0.08	0.08	0.08	0.08	0.06	0.06
Book value per share	15.10	14.84	14.56	14.30	13.92	13.73	13.23	12.80
Common shares outstanding, excluding treasury	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008
Market price per share:
High	$16.16	$15.95	$14.67	$14.73	$13.08	$13.09	$14.15	$15.75
Low	13.75	13.07	12.04	12.78	9.60	9.13	11.88	13.25
End of period	15.20	15.51	13.40	14.04	12.72	10.10	12.75	13.89

Supplemental Data
Common dividends declared ($ in millions)	$88	$89	$74	$74	$74	$74	$55	$55
Full-time equivalent employees	20,798	20,789	20,888	21,206	21,334	21,172	20,953	20,837
Banking centers	1,325	1,320	1,322	1,315	1,316	1,314	1,316	1,310
ATMs	2,415	2,404	2,409	2,404	2,425	2,437	2,456	2,453

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonaccrual loans held for sale.

Quarterly Data

	Three Months Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Income Statement ($ in millions)
Interest income (FTE)	$1,020	$1,027	$1,031	$1,045	$1,061	$1,059	$1,050	$1,065
Interest expense	117	120	132	142	141	157	181	181

Net interest income (FTE)	903	907	899	903	920	902	869	884
Provision for loan and lease losses	76	65	71	91	55	87	113	168
Noninterest income:
Mortgage banking net revenue	258	200	183	204	156	178	162	102
Service charges on deposits	134	128	130	129	136	134	126	124
Corporate banking revenue	114	101	102	97	82	87	95	86
Investment advisory revenue	93	92	93	96	90	92	95	98
Card and processing revenue	66	65	64	59	60	78	89	80
Other noninterest income	215	78	103	175	24	64	83	81
Securities gains, net	2	2	3	9	5	26	6	8

Securities gains, net—non-qualifying hedges on mortgage servicing rights	(2)	5	—	—	(3)	6	—	5

Total noninterest income	880	671	678	769	550	665	656	584
Noninterest expense:
Salaries, wages and incentives	416	399	393	399	393	369	365	351
Employee benefits	96	79	84	112	84	70	79	97
Net occupancy expense	76	76	74	77	79	75	75	77
Technology and communications	52	49	48	47	48	48	48	45
Card and processing expense	31	30	30	30	28	34	29	29
Equipment expense	27	28	27	27	27	28	28	29
Other noninterest expense	465	345	281	281	334	322	277	290

Total noninterest expense	1,163	1,006	937	973	993	946	901	918

Income before income taxes (FTE)	544	507	569	608	422	534	511	382
Taxable equivalent adjustment	4	4	4	5	4	4	5	5

Income before income taxes	540	503	565	603	418	530	506	377
Applicable income tax	144	139	180	173	104	149	169	112

Net income	$396	$364	$385	$430	$314	$381	$337	$265
Less: Net income attributable to noncontrolling interests	(3)	1	—	—	—	—	—	—

Net income attributable to Bancorp	$399	$363	$385	$430	$314	$381	$337	$265
Dividends on preferred stock	9	9	9	9	9	8	9	177

Net income available to common shareholders	$390	$354	$376	$421	$305	$373	$328	$88

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,685	$11,594	$13,093	$12,860	$12,503	$12,266	$11,972	$12,129
Tier II capital	4,131	4,183	4,188	4,076	4,382	4,397	4,112	4,046

Total risk-based capital	$15,816	$15,777	$17,281	$16,936	$16,885	$16,663	$16,084	$16,175

Risk-weighted assets	$109,705	$106,858	$106,398	$105,412	$104,945	$102,562	$100,320	$99,392

Tier I capital ratio	10.65%	10.85%	12.31%	12.20%	11.91%	11.96%	11.93%	12.20%
Total risk-based capital ratio	14.42%	14.76%	16.24%	16.07%	16.09%	16.25%	16.03%	16.27%
Tier I leverage ratio	10.05%	10.09%	11.39%	11.31%	11.10%	11.08%	11.03%	11.21%
Tier I common equity ratio	9.51%	9.67%	9.77%	9.64%	9.35%	9.33%	9.20%	8.99%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,441	$2,490	$2,393	$2,235	$2,663	$2,348	$2,380	$2,121
Available-for-sale and other securities	15,207	15,402	15,552	16,093	15,362	16,227	15,502	15,135
Held-to-maturity securities	284	287	305	321	322	337	344	346
Trading securities	207	205	200	195	177	189	217	216
Other short-term investments	2,421	1,286	1,964	1,628	1,781	2,028	1,370	2,481

Total cash and securities	20,560	19,670	20,414	20,472	20,305	21,129	19,813	20,299
Loans held for sale	2,939	1,802	1,863	1,584	2,954	1,840	1,185	1,291
Portfolio loans and leases	85,782	83,059	82,359	82,113	81,018	79,216	77,967	77,465

Total loans and leases	88,721	84,861	84,222	83,697	83,972	81,056	79,152	78,756
Allowance for loan and lease losses	(1,854)	(1,925)	(2,016)	(2,126)	(2,255)	(2,439)	(2,614)	(2,805)
Bank premises and equipment	2,542	2,520	2,506	2,485	2,447	2,410	2,395	2,389
Operating lease equipment	581	542	511	495	497	462	492	513
Goodwill	2,416	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	27	30	33	36	40	45	49	55
Servicing rights	697	679	736	767	681	662	847	894
Other real estate owned	320	356	338	383	429	447	488	514
Other assets	7,885	8,333	8,382	8,121	8,434	8,716	7,766	7,453

Total assets	$121,895	$117,483	$117,543	$116,747	$116,967	$114,905	$110,805	$110,485

Liabilities
Deposits:
Demand	$30,023	$27,606	$26,251	$26,385	$27,600	$24,547	$22,589	$22,066
Interest checking	24,477	22,891	23,197	23,971	20,392	18,616	18,072	18,597
Savings	19,879	20,624	22,011	22,245	21,756	21,673	21,764	21,697
Money market	6,875	5,285	4,223	4,275	4,989	5,448	4,859	5,184
Foreign office	885	1,059	1,265	1,251	3,250	3,139	3,271	3,569
Other time	4,015	4,167	4,261	4,446	4,638	5,439	6,399	7,043
Certificates—$100,000 and over	3,284	2,978	3,065	3,162	3,039	3,092	3,642	4,160
Other foreign office	79	78	—	56	46	93	2	1

Total deposits	89,517	84,688	84,273	85,791	85,710	82,047	80,598	82,317
Federal funds purchased	901	686	641	319	346	427	403	332
Other short-term borrowings	6,280	5,503	4,613	2,877	3,239	4,894	2,702	1,297
Other liabilities	4,348	4,710	4,507	4,502	4,739	4,679	4,349	3,792
Long-term debt	7,085	8,127	9,685	9,648	9,682	9,800	10,152	10,555

Total liabilities	108,131	103,714	103,719	103,137	103,716	101,847	98,204	98,293

Equity
Common and preferred equity	13,975	13,648	13,402	13,154	12,795	12,552	12,242	12,025
Net unrealized gains (losses):
Available-for-sale securities	412	494	476	487	485	519	397	277
Qualifying cash flow hedges	50	62	69	73	80	91	68	58
Accumulated other comprehensive income related to employee benefit plans	(87)	(88)	(91)	(92)	(95)	(68)	(69)	(72)
Treasury stock, at cost	(634)	(398)	(83)	(62)	(64)	(65)	(66)	(125)

Total Bancorp shareholders’ equity	13,716	13,718	13,773	13,560	13,201	13,029	12,572	12,163
Noncontrolling interest	48	51	51	50	50	29	29	29

Total equity	13,764	13,769	13,824	13,610	13,251	13,058	12,601	12,192

Total liabilities and equity	$121,895	$117,483	$117,543	$116,747	$116,967	$114,905	$110,805	$110,485

Share Data
Preferred shares outstanding	16,450	16,450	16,450	16,450	16,450	16,450	16,450	16,450
Common shares outstanding, excluding treasury	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008
Treasury shares held	41,740,524	26,425,263	4,979,328	3,836,240	4,088,144	4,114,068	4,074,443	5,164,573

Quarterly Data

	Three Months Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$86,180	$84,829	$84,508	$83,757	$82,278	$80,013	$79,153	$79,379
Taxable securities	15,187	15,005	15,548	15,313	15,270	15,790	15,115	15,156
Tax exempt securities	57	48	62	59	58	64	96	197
Other short-term investments	1,521	1,535	1,558	1,363	1,915	2,288	1,981	1,937

Total interest-earning assets	102,945	101,417	101,676	100,492	99,521	98,155	96,345	96,669
Cash and due from banks	2,442	2,368	2,264	2,345	2,418	2,362	2,356	2,268
Other assets	15,468	15,749	15,835	15,734	15,758	15,381	15,298	14,897
Allowance for loan and lease losses	(1,912)	(2,013)	(2,121)	(2,246)	(2,429)	(2,603)	(2,799)	(2,990)

Total assets	$118,943	$117,521	$117,654	$116,325	$115,268	$113,295	$111,200	$110,844

Liabilities
Interest-bearing liabilities:
Interest checking	$23,556	$22,967	$23,548	$22,308	$19,263	$18,322	$18,701	$18,539
Savings	20,216	21,283	22,143	21,944	21,715	21,747	21,817	21,324
Money market	6,026	4,776	4,258	4,543	5,255	5,213	5,009	5,136
Foreign office	1,174	1,345	1,321	2,277	3,325	3,255	3,805	3,580
Other time	4,094	4,224	4,359	4,551	4,960	6,008	6,738	7,363
Certificates—$100,000 and over	3,084	3,016	3,130	3,178	3,085	3,376	3,955	4,226
Other foreign office	32	32	23	19	16	7	2	1
Federal funds purchased	794	664	408	370	348	376	344	310
Other short-term borrowings	4,553	4,856	4,303	3,261	3,793	4,033	1,605	1,638
Long-term debt	7,891	8,863	9,669	9,768	9,707	10,136	10,527	10,255

Total interest-bearing liabilities	71,420	72,026	73,162	72,219	71,467	72,473	72,503	72,372
Demand deposits	29,223	27,127	26,351	26,063	26,069	23,677	22,174	21,582
Other liabilities	4,394	4,430	4,462	4,627	4,536	4,275	4,129	3,809

Total liabilities	105,037	103,583	103,975	102,909	102,072	100,425	98,806	97,763
Equity	13,906	13,938	13,679	13,416	13,196	12,870	12,394	13,081

Total liabilities and equity	$118,943	$117,521	$117,654	$116,325	$115,268	$113,295	$111,200	$110,844

Average loans and leases (excluding held for sale)	$83,943	$82,888	$82,586	$81,500	$79,914	$78,620	$77,937	$77,636
Average common shares outstanding:
Basic	884,676,065	904,474,989	913,540,510	915,225,816	914,996,543	914,946,545	914,600,600	880,829,800
Diluted	925,585,306	944,820,608	954,622,463	957,415,527	956,348,893	955,490,439	955,477,616	894,841,321

Quarterly Data

	Three Months Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$36,077	$33,357	$32,625	$32,203	$30,828	$29,324	$28,155	$27,431
Commercial mortgage	9,116	9,368	9,697	9,976	10,214	10,435	10,331	10,617
Commercial construction	707	683	834	916	1,037	1,239	1,805	2,020
Commercial leases	3,549	3,549	3,471	3,512	3,531	3,368	3,326	3,367

Subtotal—commercial	49,449	46,957	46,627	46,607	45,610	44,366	43,617	43,435
Consumer:
Residential mortgage	14,873	13,449	13,218	12,523	13,474	11,878	10,838	10,556
Home equity	10,018	10,238	10,377	10,493	10,719	10,920	11,048	11,222
Automobile loans	11,972	11,912	11,739	11,832	11,827	11,593	11,315	11,129
Credit card	2,097	1,994	1,943	1,896	1,978	1,878	1,856	1,821
Other consumer loans and leases	312	311	318	346	364	421	478	593

Subtotal—consumer	39,272	37,904	37,595	37,090	38,362	36,690	35,535	35,321

Total loans and leases	$88,721	$84,861	$84,222	$83,697	$83,972	$81,056	$79,152	$78,756

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$34,311	$33,124	$32,770	$31,421	$29,954	$28,824	$27,970	$27,404
Commercial mortgage	9,209	9,592	9,873	10,077	10,350	10,140	10,491	10,816
Commercial construction	697	751	886	1,008	1,155	1,777	1,950	2,085
Commercial leases	3,509	3,483	3,471	3,543	3,352	3,300	3,349	3,364

Subtotal—commercial	47,726	46,950	47,000	46,049	44,811	44,041	43,760	43,669
Consumer:
Residential mortgage	14,028	13,458	13,059	12,928	12,638	11,224	10,655	10,736
Home equity	10,129	10,312	10,430	10,606	10,810	10,985	11,144	11,376
Automobile loans	11,944	11,812	11,755	11,882	11,696	11,445	11,188	11,070
Credit card	2,029	1,971	1,915	1,926	1,906	1,864	1,834	1,852
Other consumer loans and leases	324	326	349	366	417	454	572	676

Subtotal—consumer	38,454	37,879	37,508	37,708	37,467	35,972	35,393	35,710

Total average loans and leases	$86,180	$84,829	$84,508	$83,757	$82,278	$80,013	$79,153	$79,379

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$665	$808	$1,002	$994	$1,058	$1,134	$1,240	$1,287
Nonaccrual loans held for sale	25	38	55	110	131	171	147	184
Restructured loans—commercial (non accrual) held for sale	4	5	5	7	7	26	29	32
Restructured loans and leases (non accrual) portfolio	364	345	340	358	380	404	399	358
Other assets, including other real estate owned	257	293	277	321	378	406	449	481

Total nonperforming assets	$1,315	$1,489	$1,679	$1,790	$1,954	$2,141	$2,264	$2,342

Ninety days past due loans and leases	$195	$201	$203	$216	$200	$274	$279	$266

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$345	$401	$471	$489	$544	$646	$684	$652
Commercial mortgage	296	356	449	470	497	513	558	559
Commercial construction loans	85	93	123	146	156	194	187	208
Consumer mortgage and construction	237	254	260	265	275	276	272	261
Other consumer loans and leases	95	93	99	99	104	108	114	181

Total nonperforming loans and leases (including held for sale)	$1,058	$1,197	$1,402	$1,469	$1,576	$1,737	$1,815	$1,861

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(177)	$(188)	$(219)	$(253)	$(280)	$(294)	$(343)	$(397)
Recoveries	30	32	38	33	41	32	39	30

Net losses charged off	$(147)	$(156)	$(181)	$(220)	$(239)	$(262)	$(304)	$(367)